Exhibit 10.6

AMENDED AND RESTATED CREDIT FACILITY AGREEMENT

AMENDMENT NUMBER 1

This AMENDED AND RESTATED CREDIT FACILITY AGREEMENT AMENDMENT NUMBER 1 (“Amendment”) is made as of the 12 day of September, 2007, by and among PHOENIX FOOTWEAR GROUP, INC., a corporation formed under the laws of the State of Delaware (“Borrower”) and MANUFACTURERS AND TRADERS TRUST COMPANY (“Agent”), a New York banking corporation, with offices at 255 East Avenue, Rochester, New York 14604 as administrative agent for the Lenders, and each of the LENDERS (defined in the Agreement described below).

This Amendment amends the Amended and Restated Credit Facility Agreement (“Credit Agreement”) dated as of November 13, 2006 made between Borrower, the Agent, and the Lenders described therein.

1. Subsection (b) of the definition of “Borrowing Base” contained in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

(b) 50% of the Eligible Inventories of the Credit Parties that are used in their business with a $4,000,000 inventory cap for the Penobscot Business, $3,000,000 inventory cap for the Trask Business, $3,000,000 inventory cap for the Altama Business, $3,300,000 inventory cap for the Chambers Business and $2,000,000 cap for the Bahama Business, provided, however, the aggregate inventory cap for the Credit Parties shall be $14,000,000; less

2. Section 2.2 of the Credit Agreement is hereby amended to read in its entirety as follows:

2.2 Borrowing Base. Notwithstanding the provisions of Section 2.1, the aggregate principal amount of all outstanding Revolving Credit Loans, Swing Line Loans, and all Letter of Credit Obligations shall not exceed the lesser of the Borrowing Base and the Revolving Credit Commitment, plus for the period through and including October 31, 2007 only, (i) an amount equal to 40% of inventory that would otherwise be Eligible Inventory but for the fact that such inventory consists of goods-in-transit and (ii) $1,000,000. At any time that the aggregate principal amount of all outstanding Revolving Credit Loans, Swing Line Loans, and all Letter of Credit Obligations exceeds the lesser of the Borrowing Base and the Revolving Credit Commitment, the Borrower shall immediate prepay the Revolving Credit Loans and/or Swing Line Loans pursuant to Section 2.7 hereof.

3. In connection with this Amendment the Borrower agrees to pay the Agent’s legal fees in connection herewith and an amendment fee to the Agent of $0.

4. All other terms of the Credit Agreement as amended shall remain in full force and effect.

5. Borrower acknowledges that, by entering into this Amendment for the benefit of Borrower, neither the Agent nor the Lenders are waiving any existing Default or Event of Default, or any right or remedy they may have, under the Credit Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

[Signature Pages Follow]

MANUFACTURERS AND TRADERS TRUST COMPANY,

as Administrative Agent and on behalf of the Lenders

By:
Timothy G. Denniston
Vice President

PHOENIX FOOTWEAR GROUP, INC.

By:
James R. Riedman
Title:	Chairman

The undersigned Guarantors (defined in the Credit Agreement referenced in the foregoing Amendment Number 1) hereby consent to the Amendment and acknowledge and agree that the Guaranties (defined in such Credit Agreement) remain in full force and effect and that the obligations of Guarantors thereunder are unchanged by such Amendment.

ALTAMA DELTA CORPORATION

By:
James R. Riedman
Title:	Chairman

ALTAMA DELTA (PUERTO RICO) CORPORATION

By:
James R. Riedman
Title:	Chairman

CHAMBERS BELT COMPANY

By:
James R. Riedman
Title:	Chairman

PENOBSCOT SHOE COMPANY

By:
James R. Riedman
Title:	Chairman

PXG CANADA INC.

By:
James R. Riedman
Title:	Chairman

PHOENIX DELAWARE ACQUISITION, INC.

By:
James R. Riedman
Title:	Chairman

H.S. TRASK & CO.

By:
James R. Riedman
Title:	Chairman

5